March 30, 2004




                     DEMAND NOTE




American Asset Management Corporation promises to pay on demand to Bernard Gitlow the principal sum of $50,000 plus accrued interest calculated at 10% per annum for consideration of a $50,000 loan made on this date.




______________________
Richard G. Gagliardi, President




______________________
Debra Lourie, Secretary

























March 30, 2004




                      DEMAND NOTE




American Asset Management Corporation promises to pay on demand to Russell Frayko the principal sum of $50,000 plus accrued interest calculated at 10% per annum for consideration of a $50,000 loan made on this date.




______________________
Richard G. Gagliardi, President




______________________
Debra Lourie, Secretary